                                  $150,000,000

                             HARVEYS CASINO RESORTS

                     ___% Senior Subordinated Notes Due 2006

                             UNDERWRITING AGREEMENT



                                        May __, 1996



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
BEAR, STEARNS & CO. INC.
  c/o Donaldson, Lufkin & Jenrette
        Securities Corporation
      277 Park Avenue
      New York, New York  10127

Dear Sirs:

          Harveys Casino Resorts, a Nevada corporation (the "Company"), proposes to issue and sell $150,000,000 principal amount of its ___% Senior Subordinated Notes Due 2006 (the "Securities") to the several underwriters named in Schedule
I hereto (the "Underwriters").   The Securities are to be issued pursuant to the
provisions of an Indenture to be dated as of May 1, 1996 (the "Indenture") between the Company, Harveys C.C. Management Company, Inc., ("HCCMC") Harveys Wagon Wheel Casino Limited Liability Company ("HWW"), Harveys Iowa Management Company, Inc. ("HIMC") and Harveys L.V. Management Company, Inc. ("HLVMC"), as Guarantors (each a "Guarantor") and IBJ Schroder Bank & Trust Company (the "Trustee"). The obligations of the Company under the Securities and the Indenture will be jointly and severally guaranteed on a subordinated basis pursuant to Section 11.1 of the Indenture (each a "Subsidiary Guarantee") by each Guarantor.

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          1.   REGISTRATION STATEMENT AND PROSPECTUS.  The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 including a prospectus relating to
the Securities and the Subsidiary Guarantees, which may be amended.   The
registration statement as amended at the time when it becomes effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, or, if applicable, at the time any post-effective amendment thereto becomes effective, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the Prospectus.

          2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto, at _____% of the principal amount thereof (the "Purchase Price") plus accrued interest thereon, if any, from _____________, 1996, to the date of payment and delivery.

          3. TERMS OF PUBLIC OFFERING. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          4. DELIVERY AND PAYMENT. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on the third business day (the "Closing Date") following the date of the initial public offering, at such place as Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") shall designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between DLJ and the Company.

          The Securities shall be delivered in the form of one or more Global Certificates registered in the name of Cede & Co. or in certificates registered in such names and issued in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the

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Closing Date.  Such certificates shall be delivered to you on the Closing Date with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer in immediately available funds in accordance with instructions furnished by the Company on the business day next preceding the Closing Date.

          5.   AGREEMENTS OF THE COMPANY.  The Company agrees with you:

          (a) To use its best efforts to cause the Registration Statement (if the Registration Statement has not been declared effective prior to execution and delivery of this Agreement) and any post-effective amendment thereto to become effective at the earliest possible time.

          (b) To advise you promptly and, if requested by DLJ, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities or the Subsidiary Guarantees for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment thereto, including all exhibits, and to furnish to you and each Underwriter designated by DLJ such number of conformed copies of the Registration Statement as so filed and of each amendment thereto, without exhibits, as DLJ may reasonably request.

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          (d)  Not to file any amendment or supplement to the Registration
     Statement, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon the reasonable request of DLJ, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective.

          (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

          (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as DLJ shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

          (g) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities and the Subsidiary Guarantees for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as DLJ may reasonably request, to continue such qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; PROVIDED that neither the Company nor any Guarantor shall be required to register or

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qualify as a foreign corporation or to take any action which would subject it to the service of process in suits, other than as to matters and transactions relating to the offer and sale of the Securities and the Subsidiary Guarantees, in any jurisdiction in which it is not now so subject.

          (h) To mail and make generally available to its security holders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

          (i)  During the period of five years after the date of this Agreement,
     (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the security holders of the Company or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as DLJ may reasonably request.

          (k) To pay all costs, expenses, fees (other than fees, document production charges and disbursements of counsel for

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the Underwriters, except as contemplated by clauses (iii) and (iv) below) and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the preparation and delivery of this Agreement, the Indenture, the Securities, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities and the Subsidiary Guarantees (including in each case any document production charges and disbursements of counsel for the Underwriters relating to such preparation and delivery), (iv) the registration or qualification of the Securities and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees (not to exceed $10,000) and document production charges and disbursements (not to exceed an additional $10,000) of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. and the Gaming Authorities (as defined below) in connection with the offering and (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom Securities may be sold.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Securities, without the prior written consent of DLJ.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

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          (a)  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.


          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through DLJ expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

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          (e)  All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and except as otherwise stated in the Registration Statement and Prospectus, are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature; except as otherwise stated in the Registration Statement and the Prospectus, the Company owns 40% of the issued and outstanding capital stock of Hard Rock Hotel, Inc., free and clear of any security interest, claims, lien, encumbrance or adverse interest of any nature.

          (f) The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided by this Agreement, will be entitled to the benefits of the Indenture and the Subsidiary Guarantees, and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (g) Each Subsidiary Guarantee has been duly and validly authorized by the Guarantor issuing such Subsidiary Guarantee and, when executed, authenticated and delivered by such Guarantor in accordance with the provisions of the Indenture such Subsidiary Guarantee, will be a valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, has been duly authorized by the Company and the Guarantors and, when executed and delivered by the Company, the Guarantors and the Trustee, will be a valid and binding agreement of the Company and the Guarantors, enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting

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creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The Securities and the Subsidiary Guarantees conform to the descriptions thereof contained in the Prospectus.

          (k) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

          (l) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company, and the execution, delivery and performance by the Guarantors of the Indenture and the Subsidiary Guarantees, compliance by the Company and the Guarantors with the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory authority, agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets (including
     (i) the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board and all other state, county and local regulatory authorities in the State of Nevada that have jurisdiction over the gaming activities of the Company or any of its subsidiaries (collectively, the "Nevada Gaming Authorities"), (ii) the Colorado Division of Gaming and the Colorado Limited Gaming Control Commission and all other state, county and local regulatory authorities in the State of Colorado that have jurisdiction over the gaming activities of the Company or any of its subsidiaries (collectively, the "Colorado Gaming Authorities") and (iii) the Iowa Racing and Gaming Commission and all other state, county and local regulatory authorities in the State of Iowa that have jurisdiction over the gaming activities of the Company and its subsidiaries (collectively with the Nevada Gaming Authorities and the Colorado Gaming Authorities, the "Gaming Authorities")), except such as may be required under the Act, the

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     regulations promulgated thereunder, state securities, Blue Sky or real estate syndication laws, the Nevada Gaming Control Act and other state gaming laws, all of which have been obtained and are in full force and effect on the Closing Date and have not been revoked or have been waived; nor will the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company or the execution, delivery and performance by the Guarantors of the Indenture and the Subsidiary Guarantees by the Guarantors and compliance by the Company and the Guarantors with the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or any property of the Company or any of its subsidiaries, which conflict, breach, default or violation would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole; provided that notice of the completion of the offering must be filed with certain of the Gaming Authorities after the Closing Date.

          (m) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

          (n) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case the

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     Company reasonably believes is likely to result in any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (o) Each of the Company and its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including under any applicable Environmental Laws and any applicable permits from Gaming Authorities, as are necessary to own, lease and operate its respective properties and to conduct its business as such business is presently conducted by it as described in the Prospectus, except to the extent that the Company reasonably believes the failure to have or obtain any such permit would not have a material adverse effect on the financial condition and results of operations of the Company and its subsidiaries, taken as a whole; each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits; to the best of the Company's knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such permit; and, except as described in the Registration Statement and the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permit, or that any such permit necessary in the future to conduct the business of the Company and its subsidiaries as described in the Prospectus would not be granted upon application, or that the Gaming Authorities or any other governmental agencies are investigating the Company or any of its subsidiaries, other than in ordinary course administrative reviews or an ordinary course review of the transactions contemplated hereby.

          (p) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the

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     basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) Except as otherwise set forth in the Registration Statement and the Prospectus, each of the Company and its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions (except liens for taxes not yet due and payable), to all property and assets described in the Registration Statement and Prospectus as being owned by it, except for such liens, claims, encumbrances and restrictions as are not material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (whether or not contained in any title insurance policy relating thereto). All leases to which the Company or any of its subsidiaries is a party are valid and binding, and no default by the Company has occurred or is continuing thereunder which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole; the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions (whether or not contained in any title insurance policy relating thereto) as do not materially interfere with the use made by the Company or such subsidiary.

          (r) Each of the Company and its subsidiaries maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks to an extent which the Company reasonably believes is adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their businesses. All such insurance is outstanding and in force on the date hereof.

          (s) Grant Thornton LLP are independent public accountants with respect to the Company as required by the Act.

          (t) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they

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     apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (u) All tax returns required to be filed by the Company and any of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than (i) those being contested in good faith and for which adequate reserves have been provided, (ii) those currently payable without penalty or interest and (iii) those which, if not paid, would not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (v) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (w) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          7. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter directly or through DLJ expressly for

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use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses.
Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by DLJ and that all such fees and expenses shall be
reimbursed as they are incurred).   The Company shall not be liable for any
settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter directly or through DLJ expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b).

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or
alleged untrue statement or omission or alleged omission.   No person guilty of
fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

          8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as DLJ may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (d) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in or contemplated by the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Charles W. Scharer and John McLaughlin, in their respective capacities as the Chief Executive Officer and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8. Such officers signing and delivering such certificate may rely upon the best of their knowledge as to proceedings threatened or contemplated.

          (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Scarpello & Alling, Ltd., counsel for the Company, to the effect that:

               (i) each of the Company and HCCMC, HIMC and HLVMC (each of HCCMC, HIMC and HLVMC being referred to as a "Nevada Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

              (ii) each of the Company and the Nevada Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             (iii) all of the outstanding shares of capital stock of each Nevada Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable; except as otherwise stated in the Registration Statement and the Prospectus, the Company owns directly 100% of the issued and outstanding shares of capital stock of each Nevada Subsidiary, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature; except as otherwise stated in the Registration Statement and the Prospectus, the Company owns 40% of the issued and outstanding capital stock of Hard Rock Hotel, Inc., free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

               (iv) this Agreement, the Indenture and the Securities have been duly authorized, executed and delivered by the Company;

               (v) the Indenture and the Subsidiary Guarantees have been duly authorized, executed and delivered by the Nevada Subsidiaries;

              (vi) the statements under the captions "Risk Factors -- Gaming Regulation" (insofar as they relate to matters of Nevada law), "Management", "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources", "Regulatory Matters -- Nevada Gaming Laws and Regulations" and "Certain Transactions" in the Prospectus and Item 14 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

             (vii) neither the Company nor any Nevada Subsidiary is in violation of its Articles of Incorporation or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any Nevada Subsidiary is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, to which the Company or any Nevada Subsidiary is a party or by which the Company, or any Nevada Subsidiary or the property of the Company or any Nevada Subsidiary is bound;

            (viii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company, and the execution, delivery and performance of the Indenture and the Subsidiary Guarantees by the Guarantors, compliance by the Company and the Guarantors with the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory authority, agency or body of the State of Nevada or any political subdivision thereof having jurisdiction over the Company, any of its subsidiaries or any of their respective properties or assets (including the Gaming Authorities), except such as may be required under the Act, the regulations promulgated thereunder, state securities, Blue Sky or real estate syndication laws, the Nevada Gaming Control Act and other gaming laws of the State of Nevada, all of which have been obtained and are in full force and effect on the Closing Date;

          nor will the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company or the execution, delivery and performance of the Indenture and the Subsidiary Guarantees by the Guarantors or compliance by the Company and the Guarantors with the provisions hereof and thereof or the consummation of the transactions contemplated hereby and thereby conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any Nevada Subsidiary or any agreement, indenture or other instrument to which the Company or any Nevada Subsidiary is a party or by which the Company or any Nevada Subsidiary or the property of the Company or any Nevada Subsidiary is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any Nevada Subsidiary or the property of the Company or any Nevada Subsidiary, which conflict, breach, default or violation would have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole; provided that notice of the completion of the offering must be given to certain of the Gaming Authorities after the Closing Date;

              (ix) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

               (x) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

              (xi) to the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Registration Statement and the Prospectus or such as are not material to the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, each of the Company and the Nevada Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement and the Prospectus as being owned by it;

             (xii) to the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of the Nevada Subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the financial condition or results of operations of the Company and its subsidiaries, taken as a whole, and the Company and each of the Nevada Subsidiaries, enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or the Nevada Subsidiaries, as the case may be;

            (xiii) each of the Company and the Nevada Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (collectively, "permits"), including under any applicable Environmental Laws and any applicable permits from Gaming Authorities (other than permits relating to the laws of the States of Colorado and Iowa, as to which such counsel need express no opinion), as are necessary to own, lease and operate its respective properties and to conduct its business as such business is presently conducted by it as described in the Registration Statement and the Prospectus, except to the extent that the failure to have or obtain such permit would not have a material adverse effect on the Company and the Nevada Subsidiaries, taken as a whole; to the best of such counsel's knowledge, after due inquiry, each of the Company and the Nevada Subsidiaries has fulfilled and performed all of its material obligations with respect to such permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Registration Statement and the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Nevada Subsidiaries; to the best of such counsel's knowledge, after due inquiry, there is no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such permit, or that any such permit necessary in the future to conduct the business of the Company or any of the Nevada Subsidiaries as described in the Registration Statement and the Prospectus would not be granted upon application, or that the Gaming Authorities (other than the authorities of the States of Colorado and Iowa, as to which such counsel need express no opinion) or any other governmental agencies are investigating the Company or any of the Nevada Subsidiaries other than in ordinary course administrative reviews or an ordinary course review of the transactions contemplated hereby; and

             (xiv) such counsel believes that (except for the financial statements, schedules and other financial and statistical data included therein and that part of the Registration Statement that constitutes the Form T-1, as to which no belief need be expressed) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for the financial statements, schedules and other financial and statistical data included therein, as to which no belief need be expressed) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving such opinion with respect to the matters covered by clause
     (xiv), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Brownstein, Hyatt, Farber & Strickland, P.C., special Colorado counsel for the Company, HCCMC and HWW to the effect that:

               (i) HWW has been duly organized, is validly existing as a limited liability company in good standing under the laws of the State of Colorado and has the power and authority required to carry on its business as described in the Prospectus and to own, lease and operate its properties as described in the Prospectus;

              (ii) to the best of such counsel's knowledge, all of the outstanding membership interests of HWW have been duly and validly authorized and issued and are fully paid and non-assessable;

             (iii) HCCMC owns directly a 70% membership interest in, and the Company owns directly the remaining 30% membership interest in, HWW free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except for the encumbrances set forth in the Definitive Agreement of Harveys Wagon Wheel Casino Limited Liability Company dated November 2, 1993, and described in Registration Statement and the Prospectus; such membership interests constitute the only outstanding ownership interests in HWW;

              (iv) the statements under the captions "Risk Factors -- Gaming Regulation" and "Regulatory Matters -- Colorado Gaming Laws and Regulations" in the Prospectus, insofar as such statements relate to matters concerning Colorado gaming laws and regulations, when taken together, fairly summarize the information called for with respect to such legal matters;

               (v) the Subsidiary Guarantee issued by HWW as part of the Indenture has been duly authorized, executed and delivered by HWW;

              (vi) to the knowledge of such counsel, the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Company, and the execution, delivery and performance of the Indenture and the Subsidiary Guarantees by the Guarantors, and compliance by the Company and the Guarantors with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under the Articles of Organization or operating agreement of HWW or any agreement, document or other instrument to which the Company, HCCMC or HWW are bound, or violate or conflict with any Colorado laws, administrative regulations or rulings or court decrees applicable to the Company, HCCMC or HWW or the property of the Company, HCCMC or HWW;

             (vii) to the knowledge of such counsel, without having made any special investigation concerning any law or the applicability of any laws, no consent, or approval, authorization, order, registration, filing, qualification, license or permit (collectively, "Consents"), of any court or public, governmental, or regulatory authority, agency or body of the State of Colorado (including applicable gaming regulatory authorities) is required under the laws of the State of Colorado for the Company to execute, deliver and perform this Agreement, the Indenture and the Securities or for the Guarantors to execute, deliver and perform the Indenture and the Subsidiary Guarantees or for the Company or the Guarantors to comply with the provisions hereof and thereof and consummate the transactions provided for herein and therein, except such Consents as may be required under state securities or Blue Sky laws or gaming laws of the State of Colorado, all of which have been obtained and are in full force and effect on the Closing Date; provided that notice of the completion of the offering must be given to certain of such gaming regulatory authorities after the Closing Date; and

            (viii) each of the Company, HCCMC and HWW has such permits, licenses, franchises and authorizations of governmental and regulatory authorities of the State of Colorado and any political subdivision thereof (collectively, "Colorado permits"), including under any applicable Environmental Laws of the State of Colorado or any political subdivision thereof and any applicable Colorado permits from Gaming Authorities in the State of Colorado, as are necessary to own, lease and operate its respective properties in the State of Colorado and to conduct its business in the State of Colorado as such business is presently conducted by it and as described in the Registration Statement and the Prospectus, except to the extent that the failure to have or obtain such Colorado permits would not have a material adverse effect on the Company, HCCMC and HWW, taken as a whole; to the best of such counsel's knowledge, after due inquiry, each of the Company, HCCMC and HWW has fulfilled and performed all of its material obligations with respect to such Colorado permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Colorado permit; and such Colorado permits contain no restrictions that are materially burdensome to the Company, HCCMC or HWW; to the best of such counsel's knowledge, after due inquiry, there is no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Colorado permit, or that any such Colorado permit necessary in the future to conduct the business of the Company, HCCMC or HWW as described in the Registration Statement and the Prospectus would not be granted upon application, or that the Colorado Gaming Authorities or any other governmental agencies of the State of Colorado or any political subdivision thereof are investigating the Company, HCCMC or HWW other than in ordinary course administrative reviews or an ordinary course review of the transactions contemplated hereby.

          (g) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Davis, Brown, Shors & Roberts, special Iowa counsel for the Company and HIMC, to the effect that:

               (i) Iowa West is a qualified non-profit organization existing under the laws of the State of Iowa and has the power and authority to authorize the Company and HIMC to operate their gambling facilities and activities on the riverboat casino at Harveys Casino/Hotel under Iowa West's gaming license;

              (ii) the Excursion Sponsorship and Operating Agreement dated August 22, 1994 between HIMC and Iowa West (the "Operating Agreement") is a valid and binding agreement of Iowa West, enforceable in accordance with its terms;

             (iii) the statements under the captions "Risk Factors -- Gaming Regulation" and "Regulatory Matters -- Iowa Gaming Laws and Regulations" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

              (iv) to the knowledge of such counsel, the execution, delivery and performance of this Agreement, the Indenture and Securities by the Company and the execution, delivery and performance of the Indenture and the Subsidiary Guarantees by the Guarantors, and compliance by the Company and the Guarantors with all of the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby, will not conflict with, result in a breach of any of the terms or provisions of, or constitute a default under the Operating Agreement or any other agreement, document or other instrument to which the Company, HIMC or Iowa West are bound, or violate or conflict with any law, administrative regulations or rulings or court decrees of the State of Iowa or any political subdivision thereof applicable to the Company or HIMC or the property of the Company or HIMC;

               (v) to the knowledge of such counsel, without having made any special investigation concerning any law or the applicability of any laws, no consent, or approval, authorization, order, registration, filing, qualification, license or permit (collectively, "Consents"), of any court or public, governmental, or regulatory authority, agency or body of the State of Iowa or any political subdivision thereof (including applicable gaming regulatory authorities) is required under the laws of the State of Iowa for the Company to execute, deliver and perform this Agreement, the Indenture and the Securities or for the Guarantors to execute, deliver and perform the Indenture and the Subsidiary Guarantees, comply with the provisions hereof and thereof and consummate the transactions provided for herein and therein, except such Consents as may be required under state securities or Blue Sky laws or gaming laws of the State of Iowa, all of which have been obtained and are in full force and effect on the Closing Date; provided that notice of the completion of the offering must be given to certain of such gaming regulatory authorities after the Closing Date; and

              (vi) each of the Company and HIMC has such permits, licenses, franchises and authorizations of governmental and regulatory authorities of the State of Iowa and any political subdivision thereof (collectively, "Iowa permits"), including under any applicable Environmental Laws of the State of Iowa or any political subdivision thereof and any applicable Iowa permits from Gaming Authorities in the State of Iowa, as are necessary to own, lease and operate its respective properties in the State of Iowa and to conduct its business in the State of Iowa as such business is presently conducted by it and as described in the Registration Statement and the Prospectus, except to the extent that the failure to have or obtain such Iowa permits would not have a material adverse effect on the Company and HIMC, taken as a whole; to the best of such counsel's knowledge, after due inquiry, each of the Company and HIMC has fulfilled and performed all of its material obligations with respect to such Iowa permits; no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results, or after notice or lapse of time would result, in any other material impairment of the rights of the holder of any such Iowa permit; and such Iowa permits contain no restrictions that are materially burdensome to the Company or HIMC; to the best of such counsel's knowledge, after due inquiry, there is no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Iowa permit, or that any such Iowa permit necessary in the future to conduct the business of the Company or HIMC as described in the Registration Statement and the Prospectus would not be granted upon application, or that the Iowa Gaming Authorities or any other governmental agencies of the State of Iowa or any political subdivision thereof are investigating the Company or HIMC other than in ordinary course administrative reviews or an ordinary course review of the transactions contemplated hereby.

          (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, counsel for the Company, to the effect that:

               (i) the Registration Statement has become effective under the Act; to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

              (ii) assuming due authorization of the Securities by the Company and due authorization of the Subsidiary Guarantees by the Guarantors, when the Securities and the Subsidiary Guarantees have been duly executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Securities will be valid and binding obligations of the Company, each Subsidiary Guarantee will be a valid and binding obligation of the Guarantor issuing such Subsidiary Guarantee, the Securities will be entitled to the benefits of the Indenture and the Subsidiary Guarantees, and the Securities and the Subsidiary Guarantees will be enforceable in accordance with their respective terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

             (iii) assuming due authorization, execution and delivery thereof by the parties thereto, the Indenture is a valid and binding agreement of the Company and the Guarantors, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

              (iv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (v) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

              (vi) the statements under the captions "Description of Notes" and "Underwriting" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein, fairly present the information called for with respect to such documents; and

             (vii) (1) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements, schedules and other financial and statistical data included therein and that part of the Registration Statement that constitutes the Form T-1, as to which no opinion need be expressed) appear on their face to comply as to form in all material respects with the Act, and (2) such counsel believes that (except for the financial statements, schedules and other financial and statistical data included therein and that part of the Registration Statement that constitutes the Form T-1, as to which no belief need be expressed) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for the financial statements, schedules and other financial and statistical data included therein, as to which no belief need be expressed) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In giving such opinion with respect to the matters covered by clause
     (vii), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, counsel for the Underwriters, as to the matters referred to in clauses (ii), (iii), (vi) and (vii) of the foregoing paragraph (h).

          In giving such opinion with respect to the matters covered by clause
     (vii) of the foregoing paragraph (h), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinions of Scarpello & Alling, Ltd., Brownstein, Hyatt, Farber & Strickland, P.C., Davis, Brown, Shors & Roberts and Milbank, Tweed, Hadley & McCloy described in paragraphs (e) through (h) above shall be rendered to you at the request of the Company, and shall so state therein.

          (j) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Grant Thornton LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Grant Thornton LLP on the date of this Agreement.

          (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          9. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any of its subsidiaries,
(v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate number of Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Securities set forth opposite its name in Schedule I bears to the total number of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without
liability on the part of any non-defaulting Underwriter and the Company.   In
any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Charles W. Scharer, Harveys Casino Resorts, Highway 50 & Stateline Avenue, P.O. Box 128, Lake Tahoe, Nevada 89449, with a copy to Scarpello & Alling, Ltd., Attention:
Ronald D. Alling, 276 Kingsbury Grade, Suite 2000, P.O. Box 3390, Stateline, Nevada 89449, and (b) if to any Underwriter or to you, to you, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10127, Attention: Fixed-Income Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                              Very truly yours,

                              HARVEYS CASINO RESORTS


                              By
                                 ---------------------------------------
                                 Name:
                                 Title:




DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
BEAR, STEARNS & CO. INC.


By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By
      -----------------------------
      Name:
      Title:

                                   SCHEDULE I




                                                               Principal
                                                         Amount of Securities
                    Underwriters                            To Be Purchased
                    ------------                         --------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation . . . . . . . . . . . . . . .       $
Salomon Brothers Inc . . . . . . . . . . . . . . . . .
Bear, Stearns & Co. Inc. . . . . . . . . . . . . . . .
                                                             -------------
      Total. . . . . . . . . . . . . . . . . . . . . .       $ 150,000,000
                                                             -------------
                                                             -------------